Summary ProspectusOctober 26, 2009

T. Rowe Price Retirement Funds, Inc.

T. Rowe Price Retirement Income Fund — TRRIX

Before you invest, you may want to review the fund`s prospectus, which contains more information about the fund and its risks. You can find the fund`s prospectus and other information about the fund online at troweprice.com/prospectusesandreports. You can also get this information at no cost by calling 1-800-638-5660 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund`s prospectus, dated October 1, 2009, and Statement of Additional Information, dated October 1, 2009.

Investment Objective

The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund*
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee	NONE
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.00%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.00%
Acquired fund fees and expenses	0.58%
Total annual fund operating expenses	0.58%

*While the fund itself charges no management fee, it will indirectly bear its pro-rata share of the expenses of the underlying T. Rowe Price funds in which it invests (acquired funds). The acquired funds are expected to bear the operating expenses of the fund.

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$59	$186	$324	$726

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 31.8% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund pursues its objective by investing in a diversified portfolio of other T. Rowe Price stock and bond funds that represent various asset classes and sectors. The fund`s allocation will normally consist of approximately 40% stocks and 60% bonds.

The fund is intended for retired investors who seek income and relative stability from bonds along with some capital appreciation potential from stocks. The fund`s "neutral allocations," which are what T. Rowe Price considers broadly appropriate to investors during their retirement years, are 30% short-term income, 30% fixed income, and 40% stocks. These allocations are intended to reflect the need for reduced market risks, lower portfolio volatility, and an income stream throughout retirement. Although the fund is designed for investors already in retirement, it does not gradually decrease its equity holdings and become increasingly conservative over time. As such, you may want to consider a more conservative or more aggressive approach depending on your age and specific stage of retirement. The fund is designed to be part of an investor`s overall retirement strategy, but is not intended as a complete solution to an investor`s retirement needs. While the overall asset mix generally remains consistent over time, tactical decisions may be made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations for the broad asset classes (Short-Term Income, Fixed Income, and Stocks) are not expected to vary from the neutral allocations by more than plus or minus five percentage points.

The following table details the way the portfolio is expected to be allocated among the various asset classes. The table also shows the sectors within those broad asset classes to which the portfolio will have exposure, the T. Rowe Price funds that will be used to represent those sectors, and the expected allocations to the funds (individually and by

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sector). The information in the table represents the target allocations for the fund as of August 31, 2009. The fund`s shareholder reports set forth its actual allocations between stocks and bonds and to the individual T. Rowe Price funds.

Income Fund
Asset Class		Sector	Target Allocation	Fund
Short-Term Income	30.00%	Short-Term Income	30.00%	Short-Term Income
Fixed Income	27.50	Domestic Bonds	19.80	New Income
		High-Yield Bonds	4.60	High Yield
		International Bonds	1.65 1.45	Emerging Markets Bond International Bond
Domestic Stocks	33.57	Large-Cap	26.79 0.00 0.00	Equity Index 500 Growth Stock Value
		Mid-Cap	2.01 2.01	Mid-Cap Growth Mid-Cap Value
		Small-Cap	0.92 0.92 0.92	New Horizons Small-Cap Stock Small-Cap Value
International Stocks	8.93	Developed	2.21 2.67 2.44	International Growth & Income International Stock Overseas Stock
		Emerging	1.61	Emerging Markets Stock

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. There is no guarantee that the fund will provide adequate income at and through your retirement. The principal risks of investing in this fund are summarized below:

Asset allocation risk The fund`s risks will directly correspond to the risks of the underlying funds in which it invests. By investing in many underlying funds, the fund has partial exposure to the risks of many different areas of the market. However, the selection of the underlying funds and the allocation of the fund`s assets among the various asset classes and market sectors could cause the fund to underperform other funds with a similar investment objective.

General equity risk Stocks generally fluctuate in value more than bonds and may decline significantly over short periods. As with any fund having equity exposure, the fund`s share price can fall because of overall weakness in the stock market. The value of a stock fund in which the fund invests may decline due to general market conditions or because of factors that affect a particular industry or market sector.

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Small- and mid-cap stock risk Investing in small- and mid-cap funds entails greater risk than investing in funds that focus on larger companies. Stocks of smaller companies are usually more volatile than stocks of larger companies because smaller companies usually have more limited financial resources and less experienced management, and seldom pay significant dividends that could help to cushion returns in a falling market.

Growth and value approach risk Because the fund invests in stock funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor. Growth stocks tend to be more volatile than value stocks and are more sensitive to changes in current or expected earnings. Value stocks carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level.

Interest rate risk A rise in interest rates could cause the price of a bond fund in which the fund invests to fall. Generally, the longer the weighted average maturity of an underlying fund, the greater its interest rate risk.

Credit risk An issuer of a debt security or counterparty to an over-the-counter derivative held by an underlying bond fund could be downgraded or default, thereby negatively affecting the fund`s price or yield.

Liquidity risk A fund may not be able to sell a security timely or at desired prices. This risk affects both stock and bond funds in which the fund invests.

Foreign investing risk The fund`s investments in international funds may be adversely affected by economic conditions or developments overseas, or decreases in foreign currency values relative to the U.S. dollar. The risks are heightened for underlying funds that focus on emerging markets.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance. All returns assume reinvestment of dividends and capital gains distributions.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

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The fund`s return for the six months ended 6/30/09 was 8.11%.

Average Annual Total Returns
	Periods ended December 31, 2008
	1 year	5 years	Since Inception (9/30/02)
Income Fund
Returns before taxes	-18.39%	1.46%	4.37%
Returns after taxes on distributions	-19.56	0.27	3.20
Returns after taxes on distributions and sale of fund shares	-11.62	0.71	3.20
Dow Jones Moderately Conservative Portfolio Index	-15.27	2.58	5.90
Combined Index Portfolioa	-15.45	2.02	4.38

aCombined Index Portfolio is an unmanaged portfolio composed of 30% bonds (Barclays Capital U.S. Aggregate Index), 40% stocks (32% Russell 3000 Index, 8% MSCI All Country World Ex-US Index), 30% cash (Citigroup 3-month Treasury Bill Index). The indices and percentages may vary over time.

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price).

Portfolio Manager  Jerome A. Clark and Edmund M. Notzon III are Co-chairmen of the fund`s Investment Advisory Committee. Mr. Clark joined T. Rowe Price in 1992 and Mr. Notzon joined T. Rowe Price in 1989.

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Purchase and Sale of Fund Shares

The following shows the fund`s investment minimums for various types of accounts:

Type of Account	Minimum initial purchase	Minimum subsequent purchase
Accounts investing through Automatic Asset Builder	$0	$50
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	1,000	50
All other accounts	2,500	100

You may sell all or a portion of the shares in your account at any time by writing us, calling us, or accessing your account online. Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund.

If you are purchasing fund shares through an intermediary such as a broker-dealer or bank, contact your intermediary for trade deadlines and the applicable policies for purchasing, selling or exchanging your shares as well as initial and subsequent investment minimums.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund may pay third-party intermediaries, such as broker-dealers or banks, for performing shareholder and administrative services for underlying shareholders holding shares of the fund in accounts with the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the fund over another investment.

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F145-045 10/26/09

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202